PRUDENTIAL FLEXGUARD®
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated December 15, 2022
to Prospectus dated May 1, 2022
This Supplement replaces the prior supplement dated December 15, 2022 and should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes various changes and updates to your Annuity Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Dual Direction Index Strategy
The following information is added to the “Index Strategies” section of the Prospectus:
“The Dual Directional Index Strategy provides (i) an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and (ii) an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and within or equal to the Buffer.
•If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
•If the Index Return is negative and is within or equal to the Buffer, then the Index Credit will be the absolute value (without regard to the mathematical sign (positive or negative)) of the Index Return, not limited by the Cap Rate. Otherwise, if the Index Return is negative and exceeds the Buffer, then the Index Credit is equal to the Index Return plus the Buffer.
•Offers a level of protection with growth potential in certain cases when the Index Return is negative.”
File Number Reference
On the cover page of the Prospectus, the last sentence in the first paragraph is deleted and replaced with the following.
The Index Strategy crediting options available with this Annuity are described in a separate prospectus, FlexGuard, Flexible Premium Deferred Index-Linked and Variable Annuity (B Series) (the “Index Strategies Prospectus”), which can be found on our website at www.prudential.com/s3-Pruco-FlexGuard-indexed-va-Bshare.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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